EXHIBIT 99.2

JIFFY AUTO GLASS, LLC

FINANCIAL STATEMENTS

AND INDEPENDENT AUDITORS' REPORT

For the Year Ended December 31, 2017

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Independent Auditors’ Report

The Board of Directors and Member of

Jiffy Auto Glass, LLC

Phoenix, Arizona

We have audited the accompanying financial statements of Jiffy Auto Glass, LLC (the Company), which comprise the balance sheet as of December 31, 2017, and the related statements of operations, members’ deficit and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of its operations and cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter Regarding Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from inception, is dependent on borrowings from its members, and has stated that substantial doubt exists about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

/s/ Turner, Stone & Company, L.L.P

Certified Public Accountants

Dallas, Texas

July 26, 2019

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JIFFY AUTO GLASS, LLC
BALANCE SHEET
December 31, 2017

ASSETS
CURRENT ASSETS:
Cash	$1,719
Advance on notes receivable - related parties (Note 3)	1,225

Total Current Assets	2,944

Total Assets	$2,944

LIABILITIES AND MEMBERS' DEFICIT

LIABILITIES
CURRENT LIABILITIES:
Accounts payable	$7,824
Small business advance, net of discount of $24,420 (Note 4)	69,060

Total Current Liabilities	76,884

MEMBERS' DEFICIT
Total members' deficit	(73,940)

Total Liabilities and Members' Deficit	$2,944

The accompanying notes are an integral part of these financial statements.

F-3

JIFFY AUTO GLASS, LLC
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

REVENUE	$861,849

Cost of Revenue	620,122

Gross profit	241,727

OPERATING EXPENSES:
Compensation to member	72,548
Selling, general and administrative	181,813

Operating expenses	254,361

LOSS FROM OPERATIONS	(12,634)

OTHER EXPENSE:
Interest expense	(19,677)
Amortization of loan costs	(32,439)
Loss on note receivable	(57,500)

Other expense	(109,616)

NET LOSS	$(122,250)

The accompanying notes are an integral part of these financial statements.

F-4

JIFFY AUTO GLASS, LLC
STATEMENT OF MEMBERS' DEFICIT
For the Year Ended December 31, 2017

Members'
Deficit

Balance, December 31, 2016	$(1,690)

Sale of members' equity	50,000
Net loss	(122,250)

Balance, December 31, 2017	$(73,940)

The accompanying notes are an integral part of these financial statements.

F-5

JIFFY AUTO GLASS, LLC
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(122,250)

Adjustments to reconcile net loss to net cash used in operating activities
Loss on note receivable	57,500
Depreciation	2,800
Amortization of loan costs	32,439
Changes in operating assets and liabilities:
Accounts payable	4,627
(24,884)
NET CASH USED IN OPERATING ACTIVITIES

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from small business advance	57,463
Advances to related party	(1,225)
Payment on notes payable and advances	(112,201)
Proceeds from sale of members' equity	50,000

NET CASH USED IN FINANCING ACTIVITIES	(5,963)

NET CHANGE IN CASH	(30,847)

Cash at beginning of year	32,566

Cash at end of year	$1,719

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
Interest paid	$19,677
Income tax paid	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Original issue discount from small business advance	$37,000
Refinance of small business advance	$42,537

The accompanying notes are an integral part of these financial statements.

F-6

JIFFY AUTO GLASS, LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

History

Jiffy Auto Glass, LLC (The “Company, “We”, or “JAG”) was organized in the State of Colorado on June 10, 2014. The Company provides automotive glass repair services in markets in Colorado and Arizona.

On October 11, 2017, a Company’s Member sold a 51% interest in JAG for cash and common stock to its current parent company, Singlepoint Inc. (“Singlepoint”), for approximately $400,000, comprised of cash of $50,000 paid to the Company, 5,078,125 shares of Singlepoint common stock with a fair value of $318,906 issued to the Member, and a convertible note of $25,000 issued to the Member.

Going Concern

The financial statements have been prepared assuming that the Company will continue as a going concern. As of December 31, 2017, the Company has accumulated losses since inception and is dependent on its ability to borrow capital from members or its parent company to sustain operations and to ultimately achieve viable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties. These factors raise substantial doubt about the Company's ability to continue as a going concern.

The Company’s ability to continue in existence is dependent on the Company’s ability to develop the Company’s business plan and to achieve profitable operations. The Company does anticipate achieving profitable operations and/or adequate cash flows in the future, but in the near term, management may continue to borrow capital from its parent company or members.

NOTE 2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Revenues

In May 2014, the FASB issued ASU No.2014-09, Revenue from Contracts with Customers (Topic 606). This standard provides a single set of guidelines for revenue recognition to be used across all industries and requires additional disclosures. It is effective for annual reporting periods beginning after December 15, 2017, including interim reporting periods within those periods. The standard permits early adoption, but not before December 15, 2016, and permits the use of either a retrospective or cumulative effect transition method.

Based on our assessment, we ascertained the new standard did not have a material impact on our financial position and results of operations. The new standard was adopted commencing the first interim fiscal period of 2018. We recognize revenue on sales to customers upon satisfaction of our performance obligations when the services are performed.

Cash and Cash Equivalents

The Company considers all highly liquid investments with the original maturities of ninety days or less at the time of purchase to be cash equivalents. The Company maintains deposits in financial institutions which are insured by the Federal Deposit Insurance Corporation (“FDIC”). The Company had no deposits in excess of amounts insured by the FDIC as of December 31, 2017.

F-7

Income Taxes

The Company has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by the members on the members’ income tax returns. The Company’s federal tax status as a pass-through entity is based on its legal status as a limited liability company. Accordingly, the Company is not required to take any tax positions in order to qualify as a pass-through entity.

Accordingly, these financial statements do not reflect a provision for income taxes and the Company has no other tax positions which must be considered for disclosure.

The Company files income tax returns in the U.S. federal and Colorado state jurisdictions. Federal income tax returns generally remain open for four years after they are filed, and both are subject to examination by taxing authorities.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Fair Value Measurements

On the Company’s inception, it adopted guidance which defines fair value, establishes a framework for using fair value to measure financial assets and liabilities on a recurring basis, and expands disclosures about fair value measurements. The Company also applied the guidance to non-financial assets and liabilities measured at fair value on a non-recurring basis, which includes goodwill and intangible assets. The guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Company’s assumptions of what market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of the inputs as follows:

Level 1 - Valuation is based upon unadjusted quoted market prices for identical assets or liabilities in accessible active markets.

Level 2 - Valuation is based upon quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in inactive markets; or valuations based on models where the significant inputs are observable in the market.

Level 3 - Valuation is based on models where significant inputs are not observable. The unobservable inputs reflect a company’s own assumptions about the inputs that market participants would use.

The Company’s financial instruments consist of cash, accounts payable, and advances from related parties. The estimated fair value of cash, accounts payable, and advances from related parties approximate their carrying amounts due to the short-term nature of these instruments.

Recently Issued Accounting Pronouncements

Revenue Recognition

In May 2014, the FASB issued ASU No.2014-09, Revenue from Contracts with Customers (Topic 606). This standard provides a single set of guidelines for revenue recognition to be used across all industries and requires additional disclosures. It is effective for annual reporting periods beginning after December 15, 2017, including interim reporting periods within those periods. The standard permits early adoption, but not before December 15, 2016, and permits the use of either a retrospective or cumulative effect transition method.

F-8

Based on our assessment, we ascertained the new standard did not have a material impact on our financial position and results of operations, and the new standard was adopted commencing the first interim fiscal period of 2018. We recognize revenue on sales to customers upon satisfaction of our performance obligations when the services are performed.

Leases

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). This standard requires all leases that have a term of over 12 months to be recognized on the balance sheet with the liability for lease payments and the corresponding right-of-use asset initially measured at the present value of amounts expected to be paid over the term. Recognition of the costs of these leases on the income statement will be dependent upon their classification as either an operating or a financing lease. Costs of an operating lease will continue to be recognized as a single operating expense on a straight-line basis over the lease term. Costs for a financing lease will be disaggregated and recognized as both an operating expense (for the amortization of the right-of-use asset) and interest expense (for interest on the lease liability). This standard will be effective for our interim and annual periods beginning January 1, 2019 and must be applied on a modified retrospective basis to leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. Early adoption is permitted. We adopted this ASU effective January 1, 2019 and it had no material impact on our results of operations.

There were various other accounting standards and interpretations issued recently, none of which are expected to have a material impact on the Company’s financial position, operations or cash flows. Management has evaluated these new pronouncements through the date of this filing.

NOTE 3 - RELATED PARTY TRANSACTIONS

Advances receivable from related parties

The Company has advances receivable from a related party with a balance of $1,225 as of December 31, 2017. The advance is unsecured, bears no interest and has no specified due date.

NOTE 4 - SMALL BUSINESS ADVANCE

The Company had a business advance with a balance of approximately $85,000 (net of a debt discount of approximately $20,000) as of December 31, 2016 (the “On Deck” advance”), which included payments each business day ranging from $272 to $544. Total amortization of the debt discount was $19,859 for the year ended December 31, 2017. This advance was refinanced with a small business advance totaling $137,000 with a financing company (the “TCF advance”) with a balance of $69,060 (net of debt discount of $24,420) as of December 31, 2017. The advance has a term of one year and is payable in installments of $544 per business day through August 2018. The advance includes loan costs of $37,000 which are amortized over the term of the note. Total amortization expense of the advance costs was $12,580 for the year ended December 31, 2017.

Total interest expense related to the above advances was $19,677 for the year ended December 31, 2017.

The TCF advance was refinanced in April 2018 (see Note 5).

NOTE 5 - SUBSEQUENT EVENTS

On April 11, 2018, the Company refinanced the TCF advance (see Note 4) with a balance of $73,624 with a third-party finance company. The terms of the new note include loan costs of $7,362 and weekly payments ranging from $725 to $835 starting April 20, 2018 until the balance is paid in full.

From January 2018 through November 2018, the Company received net advances from Shieldsaver, LLC, a related party company under common control of Singlepoint. Additionally, the Company received advances from Singlepoint totaling $45,500. All advances are at 0% interest and have no specified maturity date.

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